Exhibit 99.2

Quarterly Financial Supplement
Second Quarter 2021
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Reinsurance Company (Barbados) Ltd.	AA-	NR	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Omnilife Insurance Company Limited	A+	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
2nd Quarter 2021

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries, all of which are wholly owned (collectively, the “Company”).
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income taxes is presented in the appendix.
RGA evaluates its shareholders’ equity position excluding the impact of accumulated other comprehensive income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of shareholders’ equity before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
2021 Notes

Included in investment income, net of related expenses for the six-months ended June 30, 2021, is a reclassification recorded during the first quarter of approximately $92 million of pre-tax unrealized gains from accumulated other comprehensive income associated with investments in limited partnerships and private equity funds for which the Company utilizes the equity method of accounting. The reclassification resulted in a $92 million increase in the Corporate and Other segment's pre-tax income and pre-tax adjusted operating income for the six-months ended June 30, 2021. The unrealized gains should have been recognized in investment income in the periods they were reported by the investees.

Included in other investment related gains (losses), net for the six-months ended June 30, 2021, are $70 million of pre-tax investment related gains associated with investments in limited partnerships considered to be investment companies previously carried at cost less impairments. These investments should have been carried at fair value based on the net asset value of the investment and changes in the fair value of the investment should have been include included in investment related gains (losses), net. This correction, recorded during the first quarter, resulted in a $70 million increase in the Corporate segment's pre-tax income and did not have an impact on pre-tax adjusted operating income for the three-months and six-months ended June 30, 2021.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD millions, except in force & per share data)	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2021	2021	2020	2020	2020		2021	2020	Change
Net premiums	$3,098	$2,914	$3,260	$2,825	$2,790	$308	$6,012	$5,609	$403
Net income	344	139	132	213	158	186	483	70	413
Adjusted operating income (loss)	274	(84)	81	239	87	187	190	176	14
Return on equity - annualized	10.8%	4.2%	3.8%	6.6%	5.8%	5.0%
Return on equity - trailing 12 months	6.3%	5.2%	3.4%	4.5%	5.1%	1.2%
Adjusted operating return on equity (ex AOCI) - annualized	11.9%	(3.7)%	3.6%	10.8%	4.1%	7.8%
Adjusted operating return on equity (ex AOCI) - trailing 12 months	5.7%	3.7%	5.7%	7.4%	7.8%	(2.1)%
Total assets	$88,944	$84,810	$84,656	$82,127	$80,729	$8,215
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,619.4	$1,610.2	$1,611.6	$1,602.1	$1,620.5	$(1.1)
U.S. and Latin America Financial Solutions	5.3	5.3	5.3	5.3	5.4	(0.1)
Canada Traditional	468.3	460.1	445.2	419.5	409.2	59.1
Europe, Middle East and Africa Traditional	861.4	830.8	864.4	808.0	772.8	88.6
Asia Pacific Traditional	516.1	521.0	553.7	534.4	649.5	(133.4)
Asia Pacific Financial Solutions	1.2	1.2	0.5	0.3	0.4	0.8
Total assumed life reinsurance in force	$3,471.7	$3,428.6	$3,480.7	$3,369.6	$3,457.8	$13.9
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$35.7	$28.5	$31.0	$24.6	$25.3	$10.4	$64.2	$59.3	$4.9
U.S. and Latin America Financial Solutions	—	—	0.1	(0.1)	—	—	—	—	—
Canada Traditional	8.5	14.2	10.9	8.6	9.1	(0.6)	22.7	21.3	1.4
Europe, Middle East and Africa Traditional	87.8	27.6	57.8	28.5	65.1	22.7	115.4	98.0	17.4
Asia Pacific Traditional	10.9	7.6	10.6	6.7	16.6	(5.7)	18.5	32.3	(13.8)
Asia Pacific Financial Solutions	0.1	—	—	—	—	0.1	0.1	—	0.1
Total assumed new business production	$143.0	$77.9	$110.4	$68.3	$116.1	$26.9	$220.9	$210.9	$10.0
Per Share and Shares Data
Basic earnings per share
Net income	$5.06	$2.04	$1.95	$3.13	$2.49	$2.57	$7.11	$1.12	$5.99
Adjusted operating income (loss)	$4.04	$(1.24)	$1.19	$3.52	$1.37	$2.67	$2.80	$2.80	$—
Diluted earnings per share (1)
Net income	$5.02	$2.03	$1.94	$3.12	$2.48	$2.54	$7.06	$1.11	$5.95
Adjusted operating income (loss) (1)	$4.00	$(1.24)	$1.19	$3.51	$1.36	$2.64	$2.78	$2.78	$—
Wgt. average common shares outstanding
Basic	67,990	67,975	67,944	67,936	63,449	4,541	67,983	62,800	5,183
Diluted	68,533	68,427	68,378	68,170	63,749	4,784	68,460	63,298	5,162
Common shares issued	85,311	85,311	85,311	85,311	85,311	—	85,311	85,311	—
Treasury shares	17,314	17,326	17,354	17,374	17,375	(61)	17,314	17,375	(61)
Common shares outstanding	67,997	67,985	67,957	67,937	67,936	61	67,997	67,936	61
Book value per share	$197.72	$177.83	$211.19	$194.49	$184.78	$12.94
Per share effect of AOCI	$59.43	$44.16	$78.86	$63.13	$55.96	$3.47
Book value per share, excluding AOCI	$138.29	$133.67	$132.33	$131.36	$128.82	$9.47
Stockholders’ dividends paid	$47	$48	$48	$47	$43	$4	$95	$87	$8
(1) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$3,098	$2,914	$3,260	$2,825	$2,790	$308	$6,012	$5,609	$403
Investment income, net of related expenses	759	812	682	654	645	114	1,571	1,239	332
Investment related gains (losses), net	112	302	105	66	81	31	414	(204)	618
Other revenue	168	91	96	98	90	78	259	166	93
Total revenues	4,137	4,119	4,143	3,643	3,606	531	8,256	6,810	1,446
Benefits and expenses:
Claims and other policy benefits	2,813	3,192	3,181	2,530	2,700	113	6,005	5,364	641
Interest credited	218	146	175	196	187	31	364	333	31
Policy acquisition costs and other insurance expenses	339	333	349	374	290	49	672	538	134
Other operating expenses	240	214	222	211	188	52	454	383	71
Interest expense	43	45	44	43	42	1	88	83	5
Collateral finance and securitization expense	2	3	3	4	4	(2)	5	10	(5)
Total benefits and expenses	3,655	3,933	3,974	3,358	3,411	244	7,588	6,711	877
Income before income taxes	482	186	169	285	195	287	668	99	569
Provision for income taxes	138	47	37	72	37	101	185	29	156
Net income	$344	$139	$132	$213	$158	$186	$483	$70	$413
Pre-tax adjusted operating income reconciliation:
Income before income taxes	$482	$186	$169	$285	$195	$287	$668	$99	$569
Investment and derivative (gains) losses (1)	(104)	(228)	12	17	31	(135)	(332)	(37)	(295)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(16)	(50)	(51)	(116)	(1)	(15)	(66)	229	(295)
GMXB embedded derivatives (1)	17	(18)	(58)	29	(107)	124	(1)	21	(22)
Funds withheld (gains) losses - investment income	(1)	(1)	10	(1)	(3)	2	(2)	(5)	3
EIA embedded derivatives - interest credited	(3)	(30)	(5)	6	7	(10)	(33)	19	(52)
DAC offset, net	(2)	12	21	79	(21)	19	10	(108)	118
Investment (income) loss on unit-linked variable annuities	(2)	1	(13)	1	(15)	13	(1)	1	(2)
Interest credited on unit-linked variable annuities	2	(1)	13	(1)	15	(13)	1	(1)	2
Interest expense on uncertain tax positions	3	3	2	1	4	(1)	6	8	(2)
Non-investment derivatives and other	(15)	11	(1)	1	4	(19)	(4)	1	(5)
Adjusted operating income (loss) before income taxes	$361	$(115)	$99	$301	$109	$252	$246	$227	$19

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
After-tax adjusted operating income reconciliation:
Net income	$344	$139	$132	$213	$158	$186	$483	$70	$413
Investment and derivative (gains) losses (1)	(82)	(179)	9	13	23	(105)	(261)	(28)	(233)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(12)	(40)	(40)	(92)	(1)	(11)	(52)	181	(233)
GMXB embedded derivatives (1)	13	(14)	(46)	23	(84)	97	(1)	17	(18)
Funds withheld (gains) losses - investment income	(1)	(1)	8	(1)	(2)	1	(2)	(4)	2
EIA embedded derivatives - interest credited	(2)	(24)	(4)	5	6	(8)	(26)	15	(41)
DAC offset, net	(1)	9	17	62	(16)	15	8	(85)	93
Investment (income) loss on unit-linked variable annuities	(2)	1	(11)	1	(12)	10	(1)	1	(2)
Interest credited on unit-linked variable annuities	2	(1)	11	(1)	12	(10)	1	(1)	2
Interest expense on uncertain tax positions	3	2	2	1	3	—	5	6	(1)
Non-investment derivatives and other	(12)	9	(1)	1	3	(15)	(3)	1	(4)
Uncertain tax positions and other tax related items	24	15	4	14	(3)	27	39	3	36
Adjusted operating income (loss)	$274	$(84)	$81	$239	$87	$187	$190	$176	$14

Wgt. average common shares outstanding (diluted)	68,533	68,427	68,378	68,170	63,749	4,784	68,460	63,298	5,162

Diluted earnings per share - adjusted operating income (loss) (2)	$4.00	$(1.24)	$1.19	$3.51	$1.36	$2.64	$2.78	$2.78	$—

Foreign currency effect on (3):
Net premiums	$124	$78	$35	$12	$(46)	$170	$202	$(79)	$281
Adjusted operating income (loss) before income taxes	$10	$1	$3	$7	$(4)	$14	$11	$(5)	$16

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2021	2021	2020	2020	2020
Assets
Fixed maturity securities, available-for-sale	$58,287	$56,426	$56,735	$54,652	$52,346
Equity securities	147	135	132	135	130
Mortgage loans on real estate	6,481	6,001	5,787	5,907	5,974
Policy loans	1,254	1,253	1,258	1,259	1,310
Funds withheld at interest	7,049	5,459	5,432	5,403	5,250
Short-term investments	184	157	227	154	84
Other invested assets	2,924	2,983	2,829	2,645	2,547
Total investments	76,326	72,414	72,400	70,155	67,641
Cash and cash equivalents	3,254	3,122	3,408	3,256	4,313
Accrued investment income	525	546	511	547	494
Premiums receivable and other reinsurance balances	3,102	2,907	2,842	2,792	2,852
Reinsurance ceded receivables	1,093	1,089	983	950	945
Deferred policy acquisition costs	3,622	3,617	3,616	3,534	3,565
Other assets	1,022	1,115	896	893	919
Total assets	$88,944	$84,810	$84,656	$82,127	$80,729

Liabilities and stockholders’ equity
Future policy benefits	$33,761	$33,675	$31,453	$30,331	$29,897
Interest-sensitive contract liabilities	26,161	23,142	23,276	23,208	23,118
Other policy claims and benefits	6,795	7,077	6,413	6,242	6,232
Other reinsurance balances	531	560	598	524	510
Deferred income taxes	2,699	2,417	3,263	3,016	2,856
Other liabilities	2,057	1,930	1,340	1,611	1,557
Long-term debt	3,173	3,573	3,573	3,573	3,573
Collateral finance and securitization notes	323	346	388	408	433
Total liabilities	75,500	72,720	70,304	68,913	68,176

Stockholders’ equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,430	2,411	2,406	2,421	2,413
Retained earnings	8,531	8,235	8,148	8,066	7,901
Treasury stock	(1,559)	(1,559)	(1,562)	(1,563)	(1,563)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(20)	(39)	(69)	(171)	(210)
Unrealized appreciation of securities, net of income taxes	4,133	3,113	5,500	4,542	4,089
Pension and postretirement benefits, net of income taxes	(72)	(72)	(72)	(82)	(78)
Total stockholders’ equity	13,444	12,090	14,352	13,214	12,553
Total liabilities and stockholders’ equity	$88,944	$84,810	$84,656	$82,127	$80,729

Total stockholders’ equity, excluding AOCI	$9,403	$9,088	$8,993	$8,925	$8,752

See appendix for reconciliation of total stockholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$1,578	$1,419	$1,591	$1,420	$1,454	$124	$2,997	$2,827	$170
Investment income, net of related expenses	233	207	196	180	177	56	440	338	102
Investment related gains (losses), net	1	6	(3)	(8)	7	(6)	7	—	7
Other revenue	4	5	2	7	4	—	9	10	(1)
Total revenues	1,816	1,637	1,786	1,599	1,642	174	3,453	3,175	278

Benefits and expenses:
Claims and other policy benefits	1,418	1,740	1,638	1,343	1,558	(140)	3,158	2,925	233
Interest credited	18	17	17	19	18	—	35	37	(2)
Policy acquisition costs and other insurance expenses	206	182	189	189	195	11	388	370	18
Other operating expenses	39	36	34	34	29	10	75	63	12
Total benefits and expenses	1,681	1,975	1,878	1,585	1,800	(119)	3,656	3,395	261

Income (loss) before income taxes	$135	$(338)	$(92)	$14	$(158)	$293	$(203)	$(220)	$17

Loss and expense ratios:
Claims and other policy benefits	89.9%	122.6%	103.0%	94.6%	107.2%	(17.3)%	105.4%	103.5%	1.9%
Policy acquisition costs and other insurance expenses	13.1%	12.8%	11.9%	13.3%	13.4%	(0.3)%	12.9%	13.1%	(0.2)%
Other operating expenses	2.5%	2.5%	2.1%	2.4%	2.0%	0.5%	2.5%	2.2%	0.3%

Foreign currency effect on (1):
Net premiums	$2	$(1)	$(1)	$(1)	$(3)	$5	$1	$(3)	$4
Income (loss) before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$1,578	$1,419	$1,591	$1,420	$1,454	$124	$2,997	$2,827	$170
Investment income, net of related expenses	233	207	196	180	177	56	440	338	102
Other revenue	4	5	2	7	4	—	9	10	(1)
Total revenues	1,815	1,631	1,789	1,607	1,635	180	3,446	3,175	271

Benefits and expenses:
Claims and other policy benefits	1,418	1,740	1,638	1,343	1,558	(140)	3,158	2,925	233
Interest credited	18	17	17	19	18	—	35	37	(2)
Policy acquisition costs and other insurance expenses	206	182	189	189	195	11	388	370	18
Other operating expenses	39	36	34	34	29	10	75	63	12
Total benefits and expenses	1,681	1,975	1,878	1,585	1,800	(119)	3,656	3,395	261

Adjusted operating income (loss) before income taxes	$134	$(344)	$(89)	$22	$(165)	$299	$(210)	$(220)	$10

Loss and expense ratios:
Claims and other policy benefits	89.9%	122.6%	103.0%	94.6%	107.2%	(17.3)%	105.4%	103.5%	1.9%
Policy acquisition costs and other insurance expenses	13.1%	12.8%	11.9%	13.3%	13.4%	(0.3)%	12.9%	13.1%	(0.2)%
Other operating expenses	2.5%	2.5%	2.1%	2.4%	2.0%	0.5%	2.5%	2.2%	0.3%

Foreign currency effect on (1):
Net premiums	$2	$(1)	$(1)	$(1)	$(3)	$5	$1	$(3)	$4
Adjusted operating income (loss) before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$15	$13	$13	$13	$15	$—	$28	$27	$1
Investment income, net of related expenses	276	257	248	272	241	35	533	474	59
Investment related gains (losses), net	30	(6)	47	59	15	15	24	(145)	169
Other revenue	85	26	25	26	24	61	111	52	59
Total revenues	406	290	333	370	295	111	696	408	288

Benefits and expenses:
Claims and other policy benefits	21	60	49	50	49	(28)	81	102	(21)
Interest credited	182	114	132	163	139	43	296	268	28
Policy acquisition costs and other insurance expenses	32	47	50	99	7	25	79	(31)	110
Other operating expenses	8	9	6	8	7	1	17	14	3
Total benefits and expenses	243	230	237	320	202	41	473	353	120

Income before income taxes	$163	$60	$96	$50	$93	$70	$223	$55	$168

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$15	$13	$13	$13	$15	$—	$28	$27	$1
Investment income, net of related expenses	274	258	253	273	240	34	532	472	60
Other revenue	85	26	25	26	24	61	111	49	62
Total revenues	374	297	291	312	279	95	671	548	123

Benefits and expenses:
Claims and other policy benefits	21	60	49	50	49	(28)	81	102	(21)
Interest credited	185	144	137	157	132	53	329	249	80
Policy acquisition costs and other insurance expenses	34	35	29	20	28	6	69	77	(8)
Other operating expenses	8	9	6	8	7	1	17	14	3
Total benefits and expenses	248	248	221	235	216	32	496	442	54

Adjusted operating income before income taxes	$126	$49	$70	$77	$63	$63	$175	$106	$69

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive (continued)
(USD millions)

	Three Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2021	2021	2020	2020	2020
Annuity account values:
Fixed annuities (deferred)	$13,687	$10,659	$10,773	$10,848	$10,932

Net interest spread (fixed annuities)	1.2%	1.3%	1.6%	1.3%	1.3%

Equity-indexed annuities	$3,343	$3,391	$3,480	$3,530	$3,516

Variable annuities account values
No riders	$834	$823	$665	$775	$753
GMDB only	949	901	872	831	760
GMIB only	25	24	24	22	22
GMAB only	4	4	4	3	3
GMWB only	1,145	1,116	1,132	1,046	1,016
GMDB / WB	271	265	275	252	247
Other	19	18	18	17	17
Total variable annuities account values	$3,247	$3,151	$2,990	$2,946	$2,818

Fair value of liabilities associated with living benefit riders	$154	$136	$155	$213	$184

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$973	$973	$1,015	$989	$990

Bank-owned life insurance (BOLI)	$2,471	$2,463	$2,460	$2,450	$2,444

Other asset-intensive business	$119	$123	$124	$125	$127

Future policy benefits associated with:

Payout annuities	$4,393	$4,477	$4,532	$4,593	$4,655

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Investment income, net of related expenses	$—	$1	$1	$1	$2	$(2)	$1	$3	$(2)
Other revenue	27	27	25	28	26	1	54	51	3
Total revenues	27	28	26	29	28	(1)	55	54	1

Benefits and expenses:
Policy acquisition costs and other insurance expenses	—	2	1	2	2	(2)	2	2	—
Other operating expenses	4	3	2	3	2	2	7	5	2
Total benefits and expenses	4	5	3	5	4	—	9	7	2

Income before income taxes	$23	$23	$23	$24	$24	$(1)	$46	$47	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Investment income, net of related expenses	$—	$1	$1	$1	$2	$(2)	$1	$3	$(2)
Other revenue	27	27	25	28	26	1	54	51	3
Total revenues	27	28	26	29	28	(1)	55	54	1

Benefits and expenses:
Policy acquisition costs and other insurance expenses	—	2	1	2	2	(2)	2	2	—
Other operating expenses	4	3	2	3	2	2	7	5	2
Total benefits and expenses	4	5	3	5	4	—	9	7	2

Adjusted operating income before income taxes	$23	$23	$23	$24	$24	$(1)	$46	$47	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$301	$280	$284	$254	$254	$47	$581	$514	$67
Investment income, net of related expenses	63	60	56	52	50	13	123	99	24
Investment related gains (losses), net	—	2	4	2	6	(6)	2	(6)	8
Other revenue	2	1	—	1	1	1	3	—	3
Total revenues	366	343	344	309	311	55	709	607	102

Benefits and expenses:
Claims and other policy benefits	277	266	248	225	216	61	543	436	107
Policy acquisition costs and other insurance expenses	46	45	49	44	42	4	91	87	4
Other operating expenses	11	8	10	10	9	2	19	17	2
Total benefits and expenses	334	319	307	279	267	67	653	540	113

Income before income taxes	$32	$24	$37	$30	$44	$(12)	$56	$67	$(11)

Loss and expense ratios:
Claims and other policy benefits	92.0%	95.0%	87.3%	88.6%	85.0%	7.0%	93.5%	84.8%	8.7%
Policy acquisition costs and other insurance expenses	15.3%	16.1%	17.3%	17.3%	16.5%	(1.2)%	15.7%	16.9%	(1.2)%
Other operating expenses	3.7%	2.9%	3.5%	3.9%	3.5%	0.2%	3.3%	3.3%	—%

Foreign currency effect on (1):
Net premiums	$34	$16	$4	$(2)	$(9)	$43	$50	$(12)	$62
Income before income taxes	$3	$—	$1	$—	$(2)	$5	$3	$(1)	$4

Creditor reinsurance net premiums	$19	$17	$16	$18	$14	$5	$36	$31	$5

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$301	$280	$284	$254	$254	$47	$581	$514	$67
Investment income, net of related expenses	64	59	56	51	51	13	123	99	24
Investment related gains, net	1	2	2	2	1	—	3	3	—
Other revenue	2	1	—	1	1	1	3	—	3
Total revenues	368	342	342	308	307	61	710	616	94

Benefits and expenses:
Claims and other policy benefits	277	266	248	225	216	61	543	436	107
Policy acquisition costs and other insurance expenses	46	45	49	44	42	4	91	87	4
Other operating expenses	11	8	10	10	9	2	19	17	2
Total benefits and expenses	334	319	307	279	267	67	653	540	113

Adjusted operating income before income taxes	$34	$23	$35	$29	$40	$(6)	$57	$76	$(19)

Loss and expense ratios:
Claims and other policy benefits	92.0%	95.0%	87.3%	88.6%	85.0%	7.0%	93.5%	84.8%	8.7%
Policy acquisition costs and other insurance expenses	15.3%	16.1%	17.3%	17.3%	16.5%	(1.2)%	15.7%	16.9%	(1.2)%
Other operating expenses	3.7%	2.9%	3.5%	3.9%	3.5%	0.2%	3.3%	3.3%	—%

Foreign currency effect on (1):
Net premiums	$34	$16	$4	$(2)	$(9)	$43	$50	$(12)	$62
Adjusted operating income before income taxes	$3	$—	$1	$—	$(2)	$5	$3	$(1)	$4

Creditor reinsurance net premiums	$19	$17	$16	$18	$14	$5	$36	$31	$5

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$23	$23	$21	$21	$20	$3	$46	$41	$5
Investment income, net of related expenses	—	—	—	—	—	—	—	1	(1)
Other revenue	3	3	2	2	2	1	6	4	2
Total revenues	26	26	23	23	22	4	52	46	6

Benefits and expenses:
Claims and other policy benefits	21	18	14	17	17	4	39	37	2
Policy acquisition costs and other insurance expenses	1	—	—	—	1	—	1	1	—
Other operating expenses	—	2	1	—	—	—	2	1	1
Total benefits and expenses	22	20	15	17	18	4	42	39	3

Income before income taxes	$4	$6	$8	$6	$4	$—	$10	$7	$3

Foreign currency effect on (2):
Net premiums	$3	$1	$—	$—	$(1)	$4	$4	$(1)	$5
Income before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$23	$23	$21	$21	$20	$3	$46	$41	$5
Investment income, net of related expenses	—	—	—	—	—	—	—	1	(1)
Other revenue	3	3	2	2	2	1	6	4	2
Total revenues	26	26	23	23	22	4	52	46	6

Benefits and expenses:
Claims and other policy benefits	21	18	14	17	17	4	39	37	2
Policy acquisition costs and other insurance expenses	1	—	—	—	1	—	1	1	—
Other operating expenses	—	2	1	—	—	—	2	1	1
Total benefits and expenses	22	20	15	17	18	4	42	39	3

Adjusted operating income before income taxes	$4	$6	$8	$6	$4	$—	$10	$7	$3

Foreign currency effect on (2):
Net premiums	$3	$1	$—	$—	$(1)	$4	$4	$(1)	$5
Adjusted operating income before income taxes	$1	$—	$—	$—	$—	$1	$1	$—	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$433	$438	$442	$371	$352	$81	$871	$742	$129
Investment income, net of related expenses	24	20	17	18	18	6	44	37	7
Other revenue	2	(1)	6	1	1	1	1	(1)	2
Total revenues	459	457	465	390	371	88	916	778	138

Benefits and expenses:
Claims and other policy benefits	414	469	423	331	301	113	883	635	248
Policy acquisition costs and other insurance expenses	27	29	29	28	32	(5)	56	62	(6)
Other operating expenses	30	27	26	24	22	8	57	48	9
Total benefits and expenses	471	525	478	383	355	116	996	745	251

Income (loss) before income taxes	$(12)	$(68)	$(13)	$7	$16	$(28)	$(80)	$33	$(113)

Loss and expense ratios:
Claims and other policy benefits	95.6%	107.1%	95.7%	89.2%	85.5%	10.1%	101.4%	85.6%	15.8%
Policy acquisition costs and other insurance expenses	6.2%	6.6%	6.6%	7.5%	9.1%	(2.9)%	6.4%	8.4%	(2.0)%
Other operating expenses	6.9%	6.2%	5.9%	6.5%	6.3%	0.6%	6.5%	6.5%	—%

Foreign currency effect on (1):
Net premiums	$47	$26	$8	$6	$(20)	$67	$73	$(33)	$106
Income (loss) before income taxes	$(4)	$(5)	$2	$2	$(1)	$(3)	$(9)	$(1)	$(8)

Critical illness net premiums	$44	$42	$43	$43	$40	$4	$86	$82	$4

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$433	$438	$442	$371	$352	$81	$871	$742	$129
Investment income, net of related expenses	24	20	17	18	18	6	44	37	7
Other revenue	2	(1)	6	1	1	1	1	(1)	2
Total revenues	459	457	465	390	371	88	916	778	138

Benefits and expenses:
Claims and other policy benefits	414	469	423	331	301	113	883	635	248
Policy acquisition costs and other insurance expenses	27	29	29	28	32	(5)	56	62	(6)
Other operating expenses	30	27	26	24	22	8	57	48	9
Total benefits and expenses	471	525	478	383	355	116	996	745	251

Adjusted operating income (loss) before income taxes	$(12)	$(68)	$(13)	$7	$16	$(28)	$(80)	$33	$(113)

Loss and expense ratios:
Claims and other policy benefits	95.6%	107.1%	95.7%	89.2%	85.5%	10.1%	101.4%	85.6%	15.8%
Policy acquisition costs and other insurance expenses	6.2%	6.6%	6.6%	7.5%	9.1%	(2.9)%	6.4%	8.4%	(2.0)%
Other operating expenses	6.9%	6.2%	5.9%	6.5%	6.3%	0.6%	6.5%	6.5%	—%

Foreign currency effect on (1):
Net premiums	$47	$26	$8	$6	$(20)	$67	$73	$(33)	$106
Adjusted operating income (loss) before income taxes	$(4)	$(5)	$2	$2	$(2)	$(2)	$(9)	$(1)	$(8)

Critical illness net premiums	$44	$42	$43	$43	$40	$4	$86	$82	$4

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$84	$79	$84	$58	$57	$27	$163	$110	$53
Investment income, net of related expenses	50	48	58	46	61	(11)	98	89	9
Investment related gains, net	2	16	1	4	16	(14)	18	10	8
Other revenue	3	3	4	2	2	1	6	5	1
Total revenues	139	146	147	110	136	3	285	214	71

Benefits and expenses:
Claims and other policy benefits	42	75	81	5	13	29	117	66	51
Interest credited	2	(1)	13	(1)	16	(14)	1	(1)	2
Policy acquisition costs and other insurance expenses	1	2	1	1	1	—	3	2	1
Other operating expenses	11	10	14	13	8	3	21	19	2
Total benefits and expenses	56	86	109	18	38	18	142	86	56

Income before income taxes	$83	$60	$38	$92	$98	$(15)	$143	$128	$15

Foreign currency effect on (2):
Net premiums	$9	$6	$3	$2	$(2)	$11	$15	$(3)	$18
Income before income taxes	$10	$5	$—	$4	$(3)	$13	$15	$(3)	$18

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$84	$79	$84	$58	$57	$27	$163	$110	$53
Investment income, net of related expenses	48	48	50	46	43	5	96	87	9
Investment related gains (losses), net	2	(1)	(1)	(1)	—	2	1	—	1
Other revenue	3	3	4	2	2	1	6	5	1
Total revenues	137	129	137	105	102	35	266	202	64

Benefits and expenses:
Claims and other policy benefits	42	75	81	5	13	29	117	66	51
Interest credited	—	—	—	—	1	(1)	—	—	—
Policy acquisition costs and other insurance expenses	1	2	1	1	1	—	3	2	1
Other operating expenses	11	10	14	13	8	3	21	19	2
Total benefits and expenses	54	87	96	19	23	31	141	87	54

Adjusted operating income before income taxes	$83	$42	$41	$86	$79	$4	$125	$115	$10

Foreign currency effect on (2):
Net premiums	$9	$6	$3	$2	$(2)	$11	$15	$(3)	$18
Adjusted operating income before income taxes	$9	$4	$1	$4	$(2)	$11	$13	$(3)	$16

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$616	$609	$785	$653	$607	$9	$1,225	$1,243	$(18)
Investment income, net of related expenses	34	33	31	22	27	7	67	54	13
Investment related gains (losses), net	—	(1)	3	—	—	—	(1)	—	(1)
Other revenue	3	6	4	5	2	1	9	6	3
Total revenues	653	647	823	680	636	17	1,300	1,303	(3)

Benefits and expenses:
Claims and other policy benefits	578	518	699	525	514	64	1,096	1,069	27
Policy acquisition costs and other insurance expenses	41	43	51	33	34	7	84	83	1
Other operating expenses	46	45	48	44	41	5	91	80	11
Total benefits and expenses	665	606	798	602	589	76	1,271	1,232	39

Income (loss) before income taxes	$(12)	$41	$25	$78	$47	$(59)	$29	$71	$(42)

Loss and expense ratios:
Claims and other policy benefits	93.8%	85.1%	89.0%	80.4%	84.7%	9.1%	89.5%	86.0%	3.5%
Policy acquisition costs and other insurance expenses	6.7%	7.1%	6.5%	5.1%	5.6%	1.1%	6.9%	6.7%	0.2%
Other operating expenses	7.5%	7.4%	6.1%	6.7%	6.8%	0.7%	7.4%	6.4%	1.0%

Foreign currency effect on (1):
Net premiums	$30	$29	$20	$6	$(12)	$42	$59	$(28)	$87
Income (loss) before income taxes	$(1)	$1	$(1)	$1	$2	$(3)	$—	$1	$(1)

Critical illness net premiums	$282	$269	$379	$294	$246	$36	$551	$502	$49

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$616	$609	$785	$653	$607	$9	$1,225	$1,243	$(18)
Investment income, net of related expenses	34	33	31	22	27	7	67	54	13
Investment related gains (losses), net	—	(1)	3	—	—	—	(1)	—	(1)
Other revenue	3	6	4	5	2	1	9	6	3
Total revenues	653	647	823	680	636	17	1,300	1,303	(3)

Benefits and expenses:
Claims and other policy benefits	578	518	699	525	514	64	1,096	1,069	27
Policy acquisition costs and other insurance expenses	41	43	51	33	34	7	84	83	1
Other operating expenses	46	45	48	44	41	5	91	80	11
Total benefits and expenses	665	606	798	602	589	76	1,271	1,232	39

Adjusted operating income (loss) before income taxes	$(12)	$41	$25	$78	$47	$(59)	$29	$71	$(42)

Loss and expense ratios:
Claims and other policy benefits	93.8%	85.1%	89.0%	80.4%	84.7%	9.1%	89.5%	86.0%	3.5%
Policy acquisition costs and other insurance expenses	6.7%	7.1%	6.5%	5.1%	5.6%	1.1%	6.9%	6.7%	0.2%
Other operating expenses	7.5%	7.4%	6.1%	6.7%	6.8%	0.7%	7.4%	6.4%	1.0%

Foreign currency effect on (1):
Net premiums	$30	$29	$20	$6	$(12)	$42	$59	$(28)	$87
Adjusted operating income (loss) before income taxes	$(1)	$1	$(1)	$1	$2	$(3)	$—	$1	$(1)

Critical illness net premiums	$282	$269	$379	$294	$246	$36	$551	$502	$49

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$48	$53	$40	$35	$31	$17	$101	$105	$(4)
Investment income, net of related expenses	31	28	25	22	21	10	59	38	21
Investment related gains (losses), net	15	12	28	—	15	—	27	(18)	45
Other revenue	10	11	7	9	8	2	21	18	3
Total revenues	104	104	100	66	75	29	208	143	65

Benefits and expenses:
Claims and other policy benefits	42	46	30	33	32	10	88	94	(6)
Interest credited	15	15	12	13	11	4	30	24	6
Policy acquisition costs and other insurance expenses	11	11	7	5	5	6	22	19	3
Other operating expenses	5	4	3	5	1	4	9	5	4
Total benefits and expenses	73	76	52	56	49	24	149	142	7

Income before income taxes	$31	$28	$48	$10	$26	$5	$59	$1	$58

Foreign currency effect on (2):
Net premiums	$(1)	$1	$1	$1	$1	$(2)	$—	$1	$(1)
Income before income taxes	$—	$1	$2	$1	$(1)	$1	$1	$1	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$48	$53	$40	$35	$31	$17	$101	$105	$(4)
Investment income, net of related expenses	31	28	25	22	21	10	59	38	21
Investment related gains (losses), net	4	3	3	(1)	1	3	7	3	4
Other revenue	10	11	7	9	8	2	21	18	3
Total revenues	93	95	75	65	61	32	188	164	24

Benefits and expenses:
Claims and other policy benefits	42	46	30	33	32	10	88	94	(6)
Interest credited	15	15	12	13	11	4	30	24	6
Policy acquisition costs and other insurance expenses	11	11	7	5	5	6	22	19	3
Other operating expenses	5	4	3	5	1	4	9	5	4
Total benefits and expenses	73	76	52	56	49	24	149	142	7

Adjusted operating income before income taxes	$20	$19	$23	$9	$12	$8	$39	$22	$17

Foreign currency effect on (2):
Net premiums	$(1)	$1	$1	$1	$1	$(2)	$—	$1	$(1)
Adjusted operating income before income taxes	$—	$—	$1	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Investment income, net of related expenses	$48	$158	$50	$41	$48	$—	$206	$106	$100
Investment related gains (losses), net	64	273	25	9	22	42	337	(45)	382
Other revenue	29	10	21	17	20	9	39	21	18
Total revenues	141	441	96	67	90	51	582	82	500

Benefits and expenses:
Claims and other policy benefits	—	—	(1)	1	—	—	—	—	—
Interest credited	1	1	1	2	3	(2)	2	5	(3)
Policy acquisition costs and other insurance income	(26)	(28)	(28)	(27)	(29)	3	(54)	(57)	3
Other operating expenses	86	70	78	70	69	17	156	131	25
Interest expense	43	45	44	43	42	1	88	83	5
Collateral finance and securitization expense	2	3	3	4	4	(2)	5	10	(5)
Total benefits and expenses	106	91	97	93	89	17	197	172	25

Income (loss) before income taxes	$35	$350	$(1)	$(26)	$1	$34	$385	$(90)	$475

Foreign currency effect on (1):
Income (loss) before income taxes	$6	$2	$1	$(1)	$(1)	$7	$8	$1	$7

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Revenues:
Investment income, net of related expenses	$48	$158	$50	$41	$48	$—	$206	$106	$100
Investment related gains (losses), net	2	3	1	(4)	2	—	5	3	2
Other revenue	14	21	20	18	24	(10)	35	25	10
Total revenues	64	182	71	55	74	(10)	246	134	112

Benefits and expenses:
Claims and other policy benefits	—	—	(1)	1	—	—	—	—	—
Interest credited	1	1	1	2	3	(2)	2	5	(3)
Policy acquisition costs and other insurance income	(26)	(28)	(28)	(27)	(29)	3	(54)	(57)	3
Other operating expenses	86	70	78	70	69	17	156	131	25
Interest expense	40	42	42	42	38	2	82	75	7
Collateral finance and securitization expense	2	3	3	4	4	(2)	5	10	(5)
Total benefits and expenses	103	88	95	92	85	18	191	164	27

Adjusted operating income (loss) before income taxes	$(39)	$94	$(24)	$(37)	$(11)	$(28)	$55	$(30)	$85

Foreign currency effect on (1):
Adjusted operating income (loss) before income taxes	$2	$1	$(1)	$—	$—	$2	$3	$(1)	$4

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
U.S. and Latin America:
Traditional	$135	$(338)	$(92)	$14	$(158)	$293	$(203)	$(220)	$17
Financial Solutions:
Asset Intensive	163	60	96	50	93	70	223	55	168
Capital Solutions	23	23	23	24	24	(1)	46	47	(1)
Total U.S. and Latin America	321	(255)	27	88	(41)	362	66	(118)	184
Canada:
Traditional	32	24	37	30	44	(12)	56	67	(11)
Financial Solutions	4	6	8	6	4	—	10	7	3
Total Canada	36	30	45	36	48	(12)	66	74	(8)
Europe, Middle East and Africa:
Traditional	(12)	(68)	(13)	7	16	(28)	(80)	33	(113)
Financial Solutions	83	60	38	92	98	(15)	143	128	15
Total Europe, Middle East and Africa	71	(8)	25	99	114	(43)	63	161	(98)
Asia Pacific:
Traditional	(12)	41	25	78	47	(59)	29	71	(42)
Financial Solutions	31	28	48	10	26	5	59	1	58
Total Asia Pacific	19	69	73	88	73	(54)	88	72	16
Corporate and Other	35	350	(1)	(26)	1	34	385	(90)	475
Consolidated income before income taxes	$482	$186	$169	$285	$195	$287	$668	$99	$569

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2021	2021	2020	2020	2020		2021	2020	Change
U.S. and Latin America:
Traditional	$134	$(344)	$(89)	$22	$(165)	$299	$(210)	$(220)	$10
Financial Solutions:
Asset Intensive	126	49	70	77	63	63	175	106	69
Capital Solutions	23	23	23	24	24	(1)	46	47	(1)
Total U.S. and Latin America	283	(272)	4	123	(78)	361	11	(67)	78
Canada:
Traditional	34	23	35	29	40	(6)	57	76	(19)
Financial Solutions	4	6	8	6	4	—	10	7	3
Total Canada	38	29	43	35	44	(6)	67	83	(16)
Europe, Middle East and Africa:
Traditional	(12)	(68)	(13)	7	16	(28)	(80)	33	(113)
Financial Solutions	83	42	41	86	79	4	125	115	10
Total Europe, Middle East and Africa	71	(26)	28	93	95	(24)	45	148	(103)
Asia Pacific:
Traditional	(12)	41	25	78	47	(59)	29	71	(42)
Financial Solutions	20	19	23	9	12	8	39	22	17
Total Asia Pacific	8	60	48	87	59	(51)	68	93	(25)
Corporate and Other	(39)	94	(24)	(37)	(11)	(28)	55	(30)	85
Consolidated adjusted operating income (loss) before income taxes	$361	$(115)	$99	$301	$109	$252	$246	$227	$19

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2021	2021	2020	2020	2020
Fixed maturity securities, available-for-sale (1)	$58,287	$56,426	$56,735	$54,652	$52,346
Equity securities	147	135	132	135	130
Mortgage loans on real estate	6,481	6,001	5,787	5,907	5,974
Policy loans	1,254	1,253	1,258	1,259	1,310
Funds withheld at interest	7,049	5,459	5,432	5,403	5,250
Short-term investments	184	157	227	154	84
Other invested assets	2,924	2,983	2,829	2,645	2,547
Cash and cash equivalents	3,254	3,122	3,408	3,256	4,313
Total cash and invested assets	$79,580	$75,536	$75,808	$73,411	$71,954

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2021	2021	2020	2020	2020		2021	2020	Change
Average invested assets at amortized cost (1)	$33,587	$33,367	$32,699	$32,148	$30,420	$3,167	$33,266	$29,923	$3,343
Net investment income (1)	$383	$463	$337	$290	$305	$78	$846	$604	$242
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.64%	5.67%	4.20%	3.66%	4.07%	57 bps	5.15%	4.07%	108 bps

Variable investment income ("VII") (included in net investment income) (1)	$78	$162	$37	$8	$16	$62	$240	$19	$221

Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	3.84%	3.79%	3.88%	3.69%	3.99%	(15) bps	3.82%	4.09%	(27) bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Amortized Cost, Allowance for Credit Losses, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities

	June 30, 2021
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$33,687	$11	$3,465	$137	$37,004	63.4%
Canadian government	3,303	—	1,602	2	4,903	8.4%
RMBS	1,323	—	60	6	1,377	2.4%
ABS	3,467	—	36	21	3,482	6.0%
CMBS	1,774	1	102	6	1,869	3.2%
U.S. government	1,295	—	47	24	1,318	2.3%
State and political subdivisions	1,206	—	144	6	1,344	2.3%
Other foreign government	6,742	4	317	65	6,990	12.0%
Total fixed maturity securities	$52,797	$16	$5,773	$267	$58,287	100.0%

	December 31, 2020
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$31,963	$17	$4,356	$94	$36,208	63.9%
Canadian government	3,145	—	1,995	—	5,140	9.1%
RMBS	1,735	—	84	2	1,817	3.2%
ABS	3,099	—	35	42	3,092	5.4%
CMBS	1,790	3	102	21	1,868	3.3%
U.S. government	1,242	—	196	1	1,437	2.5%
State and political subdivisions	1,237	—	157	4	1,390	2.4%
Other foreign government	5,337	—	479	33	5,783	10.2%
Total fixed maturity securities	$49,548	$20	$7,404	$197	$56,735	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	June 30, 2021				December 31, 2020
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$5,619	$6,100	16.5%	A-	$5,657	$6,285	17.5%	A-
Brokerage/asset managers/exchanges	968	1,054	2.8%	A-	887	993	2.7%	A-
Finance companies	279	296	0.8%	BBB	314	334	0.9%	BBB
Insurance	3,884	4,331	11.7%	A-	3,532	4,046	11.2%	A-
REITs	864	914	2.5%	BBB+	707	773	2.1%	BBB+
Other finance	865	932	2.5%	A-	688	805	2.2%	A-
Total financial institutions	$12,479	$13,627	36.8%		$11,785	$13,236	36.6%
Industrials
Basic	$2,001	$2,270	6.1%	BBB	$1,927	$2,258	6.2%	BBB
Capital goods	1,536	1,654	4.5%	BBB	1,513	1,662	4.6%	BBB
Communications	2,326	2,629	7.1%	BBB	2,355	2,770	7.7%	BBB+
Consumer cyclical	1,699	1,861	5.0%	BBB+	1,687	1,888	5.2%	BBB+
Consumer noncyclical	3,595	3,987	10.9%	BBB+	3,313	3,815	10.5%	BBB+
Energy	1,904	2,116	5.7%	BBB+	1,753	1,976	5.5%	BBB
Technology	1,221	1,288	3.5%	BBB+	1,138	1,243	3.4%	BBB+
Transportation	2,065	2,225	6.0%	BBB+	2,002	2,194	6.1%	BBB+
Other industrial	685	719	1.9%	BBB	586	629	1.7%	BBB
Total industrials	$17,032	$18,749	50.7%		$16,274	$18,435	50.9%
Utilities
Electric	$3,187	$3,530	9.5%	A-	$3,013	$3,480	9.6%	A-
Natural gas	537	590	1.6%	BBB+	476	560	1.5%	BBB+
Other utility	452	508	1.4%	BBB+	415	497	1.4%	BBB+
Total utilities	$4,176	$4,628	12.5%		$3,904	$4,537	12.5%
Total	$33,687	$37,004	100.0%	BBB+	$31,963	$36,208	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		June 30, 2021			March 31, 2021			December 31, 2020			September 30, 2020			June 30, 2020
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$31,394	$34,862	59.8%	$31,323	$34,096	60.4%	$29,770	$34,589	60.9%	$29,950	$34,406	62.9%	$29,018	$33,246	63.5%
2	BBB	17,948	19,896	34.1%	17,402	18,799	33.3%	16,440	18,751	33.1%	15,822	17,421	31.9%	15,222	16,555	31.6%
3	BB	2,575	2,683	4.6%	2,622	2,704	4.8%	2,480	2,588	4.6%	2,103	2,118	3.9%	1,987	1,963	3.8%
4	B	686	678	1.2%	695	669	1.2%	713	697	1.2%	668	641	1.2%	560	515	1.0%
5	CCC	179	159	0.3%	170	145	0.3%	131	102	0.2%	108	59	0.1%	91	46	0.1%
6	In or near default	15	9	—%	17	13	—%	14	8	—%	10	7	—%	25	21	—%
	Total	$52,797	$58,287	100.0%	$52,229	$56,426	100.0%	$49,548	$56,735	100.0%	$48,661	$54,652	100.0%	$46,903	$52,346	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.
All other securities will continue to utilize the NRSRO ratings, as available, or equivalent ratings based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	June 30, 2021			March 31, 2021			December 31, 2020			September 30, 2020			June 30, 2020
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
RMBS
Agency	$623	$667	9.9%	$659	$701	10.7%	$686	$744	11.0%	$696	$763	11.0%	$708	$776	11.8%
Non-agency	700	710	10.5%	877	890	13.4%	1,049	1,073	15.8%	1,231	1,264	18.4%	1,254	1,289	19.4%
Total RMBS	1,323	1,377	20.4%	1,536	1,591	24.1%	1,735	1,817	26.8%	1,927	2,027	29.4%	1,962	2,065	31.2%
ABS:
Collateralized loan obligations ("CLOs")	1,722	1,720	25.6%	1,603	1,593	24.2%	1,707	1,689	24.9%	1,607	1,563	22.7%	1,612	1,558	23.4%
ABS, excluding CLOs	1,745	1,762	26.2%	1,553	1,558	23.7%	1,392	1,403	20.7%	1,359	1,359	19.8%	1,186	1,173	17.6%
Total ABS	3,467	3,482	51.8%	3,156	3,151	47.9%	3,099	3,092	45.6%	2,966	2,922	42.5%	2,798	2,731	41.0%
CMBS	1,774	1,869	27.8%	1,774	1,840	28.0%	1,790	1,868	27.6%	1,871	1,930	28.1%	1,850	1,851	27.8%
Total	$6,564	$6,728	100.0%	$6,466	$6,582	100.0%	$6,624	$6,777	100.0%	$6,764	$6,879	100.0%	$6,610	$6,647	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Gross Unrealized Losses Aging
Fixed Maturity Securities

	June 30, 2021		March 31, 2021		December 31, 2020		September 30, 2020		June 30, 2020
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$213	79.8%	$427	87.2%	$133	67.5%	$276	74.6%	$348	77.7%
20% or more for less than six months	2	0.7%	28	5.7%	42	21.3%	34	9.2%	91	20.3%
20% or more for six months or greater	52	19.5%	35	7.1%	22	11.2%	60	16.2%	9	2.0%
Total	$267	100.0%	$490	100.0%	$197	100.0%	$370	100.0%	$448	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost

	As of June 30, 2021
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$2,596	$79	$168	$6	$2,764	$85
Canadian government	24	2	—	—	24	2
RMBS	261	5	21	1	282	6
ABS	800	4	754	5	1,554	9
CMBS	—	—	24	1	24	1
U.S. government	364	24	—	—	364	24
State and political subdivisions	95	2	29	4	124	6
Other foreign government	1,630	37	561	23	2,191	60
Total investment grade securities	$5,770	$153	$1,557	$40	$7,327	$193

Below investment grade securities:
Corporate	$258	$42	$168	$10	$426	$52
ABS	24	1	15	11	39	12
CMBS	—	—	43	5	43	5
Other foreign government	66	3	16	2	82	5
Total below investment grade securities	$348	$46	$242	$28	$590	$74
Total fixed maturity securities	$6,118	$199	$1,799	$68	$7,917	$267

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost

	As of December 31, 2020
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$930	$29	$70	$5	$1,000	$34
Canadian government	—	—	—	—	—	—
RMBS	294	2	—	—	294	2
ABS	1,096	17	570	11	1,666	28
CMBS	160	6	—	—	160	6
U.S. government	27	1	—	—	27	1
State and political subdivisions	66	1	16	3	82	4
Other foreign government	973	27	—	—	973	27
Total investment grade securities	$3,546	$83	$656	$19	$4,202	$102

Below investment grade securities:
Corporate	$375	$49	$81	$11	$456	$60
ABS	20	13	4	1	24	14
CMBS	91	15	—	—	91	15
Other foreign government	36	3	28	3	64	6
Total below investment grade securities	$522	$80	$113	$15	$635	$95
Total fixed maturity securities	$4,068	$163	$769	$34	$4,837	$197

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2021	2021	2020	2020	2020		2021	2020	Change
Fixed maturity securities available-for-sale:
Impairments and change in allowance for credit losses on fixed maturity securities	$5	$(2)	$—	$13	$—	$5	$3	$(34)	$37
Gain on investment activity	53	167	25	16	46	7	220	73	147
Loss on investment activity	(30)	(13)	(6)	(22)	(46)	16	(43)	(54)	11
Net gains (losses) on fixed maturity securities available-for-sale	28	152	19	7	—	28	180	(15)	195

Net gains (losses) on equity securities	20	3	(4)	4	8	12	23	(15)	38
Other impairment losses and change in mortgage loan provision	3	18	(2)	(19)	(22)	25	21	(35)	56
Change in fair value of certain limited partnership investments and other, net	32	111	3	4	8	24	143	17	126

Free-standing derivatives:
Interest rate swaps - non-hedged	33	(70)	(22)	(11)	3	30	(37)	109	(146)
Financial futures	(9)	(10)	(28)	(15)	(48)	39	(19)	(4)	(15)
Foreign currency swaps - non-hedged	3	9	(1)	4	3	—	12	(10)	22
Foreign currency swaps - hedged	—	1	3	1	2	(2)	1	(6)	7
Foreign currency forwards - non-hedged	(1)	(8)	3	4	1	(2)	(9)	(2)	(7)
CPI swaps	3	18	19	11	26	(23)	21	(14)	35
Credit default swaps	12	20	22	1	17	(5)	32	(7)	39
Equity options	(11)	(10)	(16)	(12)	(25)	14	(21)	28	(49)
Total free-standing derivatives	30	(50)	(20)	(17)	(21)	51	(20)	94	(114)

Embedded derivatives:
Modified coinsurance and funds withheld treaties	16	50	51	116	1	15	66	(229)	295
GMXB	(17)	18	58	(29)	107	(124)	1	(21)	22
Total embedded derivatives	(1)	68	109	87	108	(109)	67	(250)	317

Net gain (loss) on total derivatives	29	18	89	70	87	(58)	47	(156)	203

Total investment related gains (losses), net	$112	$302	$105	$66	$81	$31	$414	$(204)	$618

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
U.S. & Latin America Traditional
Income (loss) before income taxes	$135	$(338)	$(92)	$14	$(158)	$293	$(203)	$(220)	$17
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(1)	(6)	3	8	(7)	6	(7)	—	(7)
Adjusted operating income (loss) before income taxes	$134	$(344)	$(89)	$22	$(165)	$299	$(210)	$(220)	$10

U.S. & Latin America Asset-Intensive
Income before income taxes	$163	$60	$96	$50	$93	$70	$223	$55	$168
Investment and derivative (gains) losses (1)	(32)	68	65	36	86	(118)	36	(105)	141
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(15)	(44)	(54)	(124)	6	(21)	(59)	229	(288)
GMXB embedded derivatives (1)	17	(18)	(58)	29	(107)	124	(1)	21	(22)
Funds withheld (gains) losses - investment income	(2)	1	5	1	(1)	(1)	(1)	(2)	1
EIA embedded derivatives - interest credited	(3)	(30)	(5)	6	7	(10)	(33)	19	(52)
DAC offset, net	(2)	12	21	79	(21)	19	10	(108)	118
Non-investment derivatives and other	—	—	—	—	—	—	—	(3)	3
Adjusted operating income before income taxes	$126	$49	$70	$77	$63	$63	$175	$106	$69

U.S. & Latin America Capital Solutions
Income before income taxes	$23	$23	$23	$24	$24	$(1)	$46	$47	$(1)
Adjusted operating income before income taxes	$23	$23	$23	$24	$24	$(1)	$46	$47	$(1)

Canada Traditional
Income before income taxes	$32	$24	$37	$30	$44	$(12)	$56	$67	$(11)
Investment and derivative (gains) losses (1)	1	—	(2)	—	(5)	6	1	9	(8)
Investment income - non-operating FWAI	1	(1)	—	(1)	1	—	—	—	—
Adjusted operating income before income taxes	$34	$23	$35	$29	$40	$(6)	$57	$76	$(19)

Canada Financial Solutions
Income before income taxes	$4	$6	$8	$6	$4	$—	$10	$7	$3
Adjusted operating income before income taxes	$4	$6	$8	$6	$4	$—	$10	$7	$3

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2021	2021	2020	2020	2020	Quarter	2021	2020	Change
Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$(12)	$(68)	$(13)	$7	$16	$(28)	$(80)	$33	$(113)
Adjusted operating income (loss) before income taxes	$(12)	$(68)	$(13)	$7	$16	$(28)	$(80)	$33	$(113)

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$83	$60	$38	$92	$98	$(15)	$143	$128	$15
Investment and derivative losses (1)	—	(17)	(2)	(5)	(16)	16	(17)	(10)	(7)
Investment income - non-operating FWAI	—	(1)	5	(1)	(3)	3	(1)	(3)	2
Investment (income) loss on unit-linked variable annuities	(2)	1	(13)	1	(15)	13	(1)	1	(2)
Interest credited on unit-linked variable annuities	2	(1)	13	(1)	15	(13)	1	(1)	2
Adjusted operating income before income taxes	$83	$42	$41	$86	$79	$4	$125	$115	$10

Asia Pacific Traditional
Income (loss) before income taxes	$(12)	$41	$25	$78	$47	$(59)	$29	$71	$(42)
Adjusted operating income (loss) before income taxes	$(12)	$41	$25	$78	$47	$(59)	$29	$71	$(42)

Asia Pacific Financial Solutions
Income before income taxes	$31	$28	$48	$10	$26	$5	$59	$1	$58
Investment and derivative (gains) losses (1)	(11)	(9)	(25)	(1)	(14)	3	(20)	21	(41)
Adjusted operating income before income taxes	$20	$19	$23	$9	$12	$8	$39	$22	$17

Corporate and Other
Income (loss) before income taxes	$35	$350	$(1)	$(26)	$1	$34	$385	$(90)	$475
Investment and derivative (gains) losses (1)	(62)	(270)	(24)	(13)	(20)	(42)	(332)	48	(380)
Interest expense on uncertain tax positions	3	3	2	1	4	(1)	6	8	(2)
Non-investment derivatives and other	(15)	11	(1)	1	4	(19)	(4)	4	(8)
Adjusted operating income (loss) before income taxes	$(39)	$94	$(24)	$(37)	$(11)	$(28)	$55	$(30)	$85

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of Stockholders’ Equity to Stockholders’ Equity Excluding AOCI
(USD millions except per share data)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2021	2021	2020	2020	2020

Stockholders’ equity	$13,444	$12,090	$14,352	$13,214	$12,553
Less effect of AOCI:
Accumulated currency translation adjustments	(20)	(39)	(69)	(171)	(210)
Unrealized appreciation of securities	4,133	3,113	5,500	4,542	4,089
Pension and postretirement benefits	(72)	(72)	(72)	(82)	(78)
Stockholders’ equity, excluding AOCI	$9,403	$9,088	$8,993	$8,925	$8,752

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2021	2021	2020	2020	2020

Book value per share	$197.72	$177.83	$211.19	$194.49	$184.78
Less effect of AOCI:
Accumulated currency translation adjustments	(0.29)	(0.57)	(1.02)	(2.51)	(3.09)
Unrealized appreciation of securities	60.78	45.79	80.94	66.86	60.19
Pension and postretirement benefits	(1.06)	(1.06)	(1.06)	(1.22)	(1.14)
Book value per share, excluding AOCI	$138.29	$133.67	$132.33	$131.36	$128.82

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